TherapeuticsMD, Inc. 8-K

Exhibit 99.1

Building the Premier Women’s Health Company JP Morgan Conference January 2020

2 Forward - Looking Statements This presentation by TherapeuticsMD , Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop and commercialize IMVEXXY, ANNOVERA, BIJUVA and its hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to comply with the covenants and conditions under our term loan facility, including the conditions to draw additional tranches thereunder ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates ; the length, cost and uncertain results of future clinical trials ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the ability of our licensees to commercialize and distribute our products ; the effects of laws, regulations and enforcement ; the competitive nature of the industries in which we conduct our business ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock, including the effect of any sales of common stock by our executive officers or directors, whether in connection with the expiration of stock options or otherwise ; and the concentration of power in our stock ownership . This non - promotional presentation is intended for investor audiences only . This presentation also includes financial amounts which are unaudited and preliminary, and do not present all information necessary for an understanding of our financial condition as of December 31 , 2019 . The review of our consolidated financial statements for the three months and 12 months ended December 31 , 2019 is ongoing and could result in changes to these amounts due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the consolidated financial statements for the three months and 12 months ended December 31 , 2019 are finalized and publicly released . Our independent registered public accounting firm, Grant Thornton LLP, has not audited, reviewed, or compiled these estimates . See “Risk factors,” “Cautionary statement about forward looking information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our financial statements and related notes included elsewhere in the reports we file from time to time with the SEC .

3 Portfolio Approach to Women’s Health Empowering Women For Life ▪ Innovative customer centric products, chronic conditions, large markets ▪ Products transition from one to the next through the various stages of life • contraception  pregnancy  contraception  vasomotor symptoms  vulvar and vaginal atrophy ▪ 200 sales representatives focused on OB/GYN women’s health call point ▪ Broad and growing payer coverage and reimbursement established ▪ Launch plans to take advantage of synergistic portfolio of products Prenatal Vitamins

4 The Power of A Women’s Health Portfolio REPRODUCTIVE PORTFOLIO MENOPAUSE PORTFOLIO 5.4M TRx IMVEXXY 15.9M TRx BIJUVA 28M NRx ANNOVERA 1) Symphony Health Integrated Dataverse (2019). The Power of 3 Overlapping Prescribers & Patients Market Opportunity 1 TRx = Total prescriptions NRx = New prescriptions

FINANCIAL UPDATE

6 • Preliminary Unaudited 4Q19 Financial Results • Achieved FDA - approved product consolidated net revenue of greater than $11M • Made milestone payment of $20M to Population Council for successful first commercial batch release of ANNOVERA • TPG Sixth Street Partners (Sixth Street) Loan Facility Update • Preparing funding notice to Sixth Street for $50 M loan tranche tied to 4Q19 FDA - approved product consolidated net revenue of greater than $11M • Expect to receive loan tranche proceeds in March 2020 • Amendment for second $50M loan tranche completed in December 2019 • No longer required that ANNOVERA be designated as a new category of birth control by FDA • Availability of capital at Sixth Street’s sole discretion either contemporaneously with delivery of Q2 2020 financial statements or at such earlier date as Sixth Street may consent to • 2020 Financial Guidance • Company plans to provide full - year 2020 total net revenue guidance with 4Q19 earnings in February Financial Update

PAYER OVERVIEW

8 Coverage Today January 15 th Target Coverage Year - end 2020 ANNOVERA Commercial 76%* 75% IMVEXXY Commercial 72% 75% Part D 29% 70% BIJUVA Commercial 57% 75% Significant Payer Coverage and Growing Payers starting reimbursement 1Q20: ANNOVERA: OptumRx/preventative, Envision and ProcareRx IMVEXXY: Aetna BIJUVA: Envision and ProcareRx Source: MMIT January 2, 2020 *ANNOVERA unrestricted commercial coverage 65%, step 11% Awaiting IMVEXXY Part D decisions from Humana, Wellcare and ESI; potential total unrestricted coverage of up to 40% by April 1 st

9 Drive Net Revenues: Control Operating Expenses: ▪ Invest appropriate financial resources to drive sizable net revenue growth for our brands Strategic Priorities for 2020 Execution and Focus 2020 Full portfolio launch to leverage commercial investments ▪ Control internal spend in non - revenue generating functions ▪ Scrutinize internal cost structure to reduce spend ▪ Optimize supply chain/cost of goods ▪ Leverage internal capabilities vs external resources

10 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Total Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential The Power of the Portfolio Multiple Paths to $1B of Sales

PRODUCT OVERVIEW & COMMERCIAL UPDATES

12 2020 Brand Strategy Brand prioritization establishes focused and disciplined capital allocation to drive net revenue growth in 2020 with a view toward profitability in 2021 ▪ Increase sales and marketing investment to drive net revenue growth in 2020 ▪ Favorable payer dynamics and coverage ▪ Highest net revenue per unit across portfolio ▪ Largest women’s health category ▪ Fastest payback period on marketing investments ▪ Full scale launch March 1 st 1 2 ▪ Goal to surpass Premarin Vaginal Cream on a monthly basis ▪ Broad commercial payer coverage established ▪ Opportunity to leverage existing large base of prescribers and patients to grow market share ▪ Increase HCP and DTC marketing to drive demand ▪ Commercial payer coverage still growing ▪ Increased HCP awareness and adoption needed ▪ Focus on expanding BIO - IGNITE partners and pull through ▪ Establish product differentiation through peer to peer engagement ▪ Potential approval of lower dose Q4 2020 DTC - direct to consumer 3

13 Please see Important Safety Information, including BOXED WARNING, available at www.annovera.com / pi.pdf .

14 ANNOVERA Summary *Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known. **In clinical trials, 12% of participants discontinued due to an adverse reaction. 1. Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “ Nestorone : a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 63 2. Merkatz , Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. ▪ Only FDA - approved long - lasting reversible contraception that is patient - controlled and procedure - free – Empowers women to be in control of their fertility and menstruation – ANNOVERA is the only user - directed single 1 - year (13 - cycles) birth control product (used in repeated cycles for 3 - weeks in/1 - week out) ▪ One of the lowest doses of ethinyl estradiol - 13 mcg ▪ Only product with new progestin - segesterone acetate 1 – No androgenic, estrogenic, or glucocorticoid effects at contraceptive doses * ▪ As effective as a pill without the daily hassle ▪ High patient satisfaction in a phase 3 clinical trial acceptability study of 905 women 2 – ~90% overall satisfaction, adherence (94.3%) and continuation (78%) ▪ Soft, pliable ring ▪ Does not require refrigeration ▪ Demonstrated acceptable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%) **

15 ▪ Focus on Empowerment and Control 1,2 ▪ Disruptive Consumer Campaign ▪ Exploring Social Influencer Programs ▪ Exploring College Campus programs ▪ Online Platforms and Partnerships Contraceptive Market Covered with OB/GYN Overlap from Field Force and Marketing Sales Force Launch Consumer Communications and Partnership ANNOVERA Growth Levers Empowering Women For Life ▪ Full scale launch planned for March 1 st ▪ Lead product designation for the sales force ▪ Focus on awareness, product features and benefits, and patient type ▪ HCP Media, Multi - channel and Peer to Peer HCP Engagement 30K + Prescribers 55% Market 25M + Oral NRx 1.2M + Vaginal NRx Birth Control Market IUD 4.4M Women 1 ANNOVERA has not been adequately studied in females with a BMI > 29 kg/m2 2 When left in place 21 days and removed 7 days per cycle

16 ANNOVERA is a Consumer - Focused Product 1 ANNOVERA has not been adequately studied in females with a BMI > 29 kg/m2 2 When left in place 21 days and removed 7 days per cycle Nulliparous women and those not in monogamous relationships Ideal for adolescents and anyone who doesn’t want to take a product everyday, but doesn’t want a procedure Between children – birth spacing College women – no need for monthly refills Women in the military – control fertility and menstruation for 1 year (13 cycles) ▪ It’s all about “Control and Empowerment” of fertility and menstruation 1,2 ▪ Bringing the ring into mainstream awareness as an easy, comfortable and effective birth control option ▪ Consumer campaign launching March 1 st ▪ Leverage 3 rd party partnerships with emerging companies to support patient access ▪ Partnered with WSI to market to the Department of Defense and Veteran’s Administration ▪ Completed National Drug Rebate Agreement to enter into Medicaid ▪ Partnerships with consumer driven online platforms Increase patient access and pull - through Activate patients to try ANNOVERA that want a long - term, patient - controlled and procedure - free option

Please see Important Safety Information, including BOXED WARNING, available at www.imvexxy.com / pi.pdf

18 ▪ Indicated for moderate to severe dyspareunia ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 in clinical studies ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known. IMVEXXY: 4.4 fills/yr 1 (through December 2019) • Vaginal creams: average 1.5 fills/yr 2 • Vaginal tablets: average 3.5 fills/yr 2 1) Average number of fills for all patients is calculated as Total Rx / Total Patients. 2) Total Rx/Patient Count IMVEXXY’s Unique Product Attributes

Imvexxy (estradiol vaginal inserts)

IMVEXXY 2020 Focus

2020 Goal: surpass Premarin Vaginal Cream on a monthly basis by year end

- Current average monthly TRX of Premarin Vaginal Cream: 80K TRx*
- IMVEXXY's December TRx is up to ~42,500 units
- Maintain or increase average fills for 2020 (Avg fills at 4.4 in 2019)

MARKETING AND SALES FOCUS

Provider Focus – Sales Force

- Focus on targets and increase depth of prescribing to move HCPs from Dabbler to Loyalist
- Right mix of calls and samples have a positive impact on NRx
- Supplement frequency with Emails/Direct Mail and Media
- Expand Medical to Medical

MARKETING FOCUS:

Targets Not Yet Writing IMVEXXY

- ~20,000 HCP marketing targets have not yet prescribed IMVEXXY
- Avg ~77 VVA scripts per year/HCP

FIELD SALES FOCUS:

Occasional Writers - Dabblers

- ~7,800 HCPs - dabblers
- Accounted for 14% of 2019 IMVEXXY TRx
- 2019 Avg ~6.5 IMVEXXY TRx/HCP per year

Core Writers - Loyalists

- ~4,200 HCPs – core loyalists
- Accounted for 86% of 2019 IMVEXXY TRx
- 2019 Avg ~77 IMVEXXY TRx/HCP per year

*IQVIA data

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20 Increase Awareness of IMVEXXY That Creates the Standard of Care for VVA Patients KEY OPPORTUNITIES Introduce IMVEXXY as the standard of care to treat her symptoms Show her she doesn’t need to put up with symptoms, she can treat them STRATEGIC IMPERATIVES Support conversations with her HCP around treating symptoms with IMVEXXY AWARENESS CONSIDERATION ACTIVATION JOURNEY IMVEXXY’s Strategic Imperatives Will ELEVATE, EDUCATE, and ACTIVATE “Her” ACTIVATE • Empower her to confidently self - advocate, get the conversation with her HCP started and ask for IMVEXXY EDUCATE • Position Rx treatments, specifically IMVEXXY and its value proposition, as the most effective treatment for her symptoms • Help her feel more comfortable talking about her symptoms and give her the tools to have a productive conversation with her HCP ELEVATE • Help her realize her symptoms are related to menopause, and they are treatable • Show her the way forward so she feels excited to explore treatment options

Please see Important Safety Information, including BOXED WARNING, available at www.bijuva.com /pi/pdf

22 Menopause Portfolio Approach to Grow the Prescriber Base to Ensure Reach & Frequency BIJUVA offers an FDA - approved, reliably manufactured, accessible, convenient & affordable treatment option Targeted approach supporting BIO - IGNITE For prescribers who regularly partner with compounding pharmacies to treat women with hot flashes; For women with hot flashes who prefer going to compounding pharmacies; 163 BIO - IGNITE compounding pharmacies live A dedicated team of sales reps and the TXMD BIO - IGNITE staff will focus their efforts to grow BIJUVA through BIO - IGNITE partners

BIJUVA's Unique Product Attributes

BIJUVA OFFERS[1,2,4-7]

THE CONVENIENCE OF ONE
The convenience of a single-capsule combination of 2 hormones, which may improve compliance

A PLANT-BASED TREATMENT
Estradiol and progesterone are plant-based, not animal-sourced, and contain no peanut allergens

BIJUVA WAS STUDIED IN A 1-YEAR CLINICAL TRIAL[1,2,8,9]

DEMONSTRATED EFFICACY
A sustained steady state of estradiol reduced the frequency and severity of hot flashes*

WEIGHT AND BLOOD PRESSURE
No demonstrated impact on weight or blood pressure

ENDOMETRIAL PROTECTION
Demonstrated endometrial safety† and >90% amenorrhea rates‡*

MAMMOGRAMS
No clinically meaningful changes in mammograms

* Efficacy was evaluated in a 12-week substudy. The pharmacokinetics of BIJUVA show a steady state of estradiol that is sustained over 24 hours. The steady state is achieved at 7 days.[2]

† Endometrial hyperplasia has been reported to occur at a rate of ≤1% in women receiving BIJUVA, which is consistent with the expected incidence rate in a menopausal population.[1]

‡ The cumulative amenorrhea rate in patients receiving BIJUVA was 56.1% with rates increasing over time. Cumulative amenorrhea was defined as the absence of bleeding or spotting for a cumulative period from cycle 1 to 13.[2,3]

References: **1.** Mirkin S. Evidence on the use of progesterone in menopausal hormone therapy. *Climacteric.* 2018;21(4):346-354. **2.** Prometrium [package insert]. Marietta, GA: Solvay Pharmaceuticals, Inc; 2009. **4.** The NAMS 2017 Hormone Therapy Position Statement Advisory Panel. The 2017 hormone therapy position statement of The North American Menopause Society. *Menopause.* 2017;24(7):728-753. **5.** Goodman NF, Cobin RH, Ginzburg SB, Katz IA, Woode DE; American Association of Clinical Endocrinologists. American Association of Clinical Endocrinologists Medical Guidelines for Clinical Practice for the diagnosis and treatment of menopause. *Endocr Pract.* 2011;17 Suppl 6:1-25. **6.** Simon JA. What if the Women's Health Initiative had used transdermal estradiol and oral progesterone instead? *Menopause.* 2014;21(7):1-15. **7.** American College of Obstetricians and Gynecologists. ACOG committee opinion no. 556: Postmenopausal estrogen therapy: route of administration and risk of venous thromboembolism. *Obstet Gynecol.* 2013;121(4):887-890. **8.** Canonico M, Fournier A, Carcaillon L, et al. Postmenopausal hormone therapy and risk of idiopathic venous thromboembolism: results from the E3N cohort study. *Arterioscler Thromb Vasc Biol.* 2010;30(2):340-345. **9.** Bińkowska M. Menopausal hormone therapy and venous thromboembolism. *Prz Menopauzalny.* 2014;13(5):267-272.

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24 Elevate the BIJUVA Scientific Narrative & Reset Foundational Knowledge to Drive Meaningful Differentiation Close Partnership with Medical Affairs to Identify Data from REPLENISH & Key Studies Bone Turnover/ Bone Markers QoL/Sleep Cardio - metabolic Data Efficacy & Safety Sub - analyses (by age, smoking status) Evidence Based Science Assessing Risk of Breast Cancer BIJUVA 0.5mg/100mg Preliminary Launch Plan • Virtual Launch Meeting • Updated Sell Sheet & Materials • Speaker Deck Updates Introduce Low - dose BIJUVA (if approved)

25 2020 Catalysts JANUARY • File BIJUVA low dose NDA efficacy supplement with FDA FEBRUARY • Launch Meeting for ANNOVERA late February MARCH • ANNOVERA launch with full sales force and various partners • ANNOVERA consumer campaign launch Q1/Q2 • Begin calling on public health accounts across sectors (DoD, Medicaid and Puerto Rico) Q4 • Potential approval of BIJUVA low dose • Consumer campaigns for IMVEXXY

Appendix

27 Top 8 Plans Account for ~ 83 % of all Medicare Part D Pharmacy Lives 1 IMVEXXY Medicare Part D Payer Status Plan % of Lives 2 Status 3 United 21% Adjudicating as of 2/1/19 Humana 18% Bid submitted; awaiting decision CVS Caremark 14% Bid submitted; awaiting decision Wellcare with Aetna lives 14% Bid submitted; awaiting decision Express Scripts/ Cigna 8% Bid submitted; awaiting decision Kaiser 4% Adjudicating maintenance pack as of 10/1/18 and starter pack as of 3/1/19 Anthem 3% Bid submitted; awaiting decision Envision 1% Adjudication will start Feb 2020 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT JANUARY 2020 2 Plan numbers as of January 2020 3 Adjudication status from MMIT January 2020 and Account Insights Awaiting Decision Awaiting Decision Awaiting Decision Awaiting Decision Awaiting Decision

28 Understanding Contraceptive Reimbursement • Under the health reform law (Affordable Care Act), all benefit plans must cover certain Preventative Care Medications like contraceptives without a generic equivalent at 100% - without charging a copay, coinsurance or deductible • The following slides are examples of how these programs are structured with two of the largest Payers

29 OptumRx Preventative Care List Adoption $0 Cost Share Products References: 1. https://one.walmart.com/content/dam/themepage/pdfs/OptumRxPreventiveCareMedications - 2020.pdf 2. https://mynmhc.org/$0 - medications - list.pdf “Under the Health reform law (Affordable Care Act), benefit plans must cover certain Preventative Care Medications at 100% - without charging a copay, coinsurance or deductible”

30 CVS Preventative Care List Adoption $0 Cost Share Products References: 1. https://www.caremark.com/portal/asset/ NoCost_Preventive_List.pdf f

31 ANNOVERA Deal Terms ▪ Upon FDA approval: $20M ▪ First commercial batch release: $20M ▪ $200M in cumulative net sales: $40M ▪ $400M in cumulative net sales: $40M ▪ $1B in cumulative net sales: $40M Milestone Payments Royalty % ▪ Step structure: ▪ Annual net sales < $50M: 5% ▪ Annual net sales > $50M and < $150M: 10% ▪ Annual net sales > $150M: 15% ▪ TXMD and Population Council jointly responsible for one observational PMR study * Additional Cost Considerations *Costs exceeding $20M to be shared with Population Council

3Q 2019 Key Performance Metrics

IMVEXXY



Imvexxy

- IMVEXXY net revenue totaled $4.8M for 3Q19 (up from $3.1M for 2Q19)
  - Net revenue continued to grow faster than units due to improving adjudication rates
  - TRx increased 26% to 134,000 units for 3Q19 (up from106,000 for 2Q19)
  - Overall adjudication increased to 38% (up from 34% for 2Q19)

BIJUVA



Bijuva

- BIJUVA net revenue totaled $491,000 for 3Q19 (up from $134,000 for 2Q19)
  - TRx increased to 15,800 units for 3Q19 (up from 4,600 for 2Q19)
  - Overall adjudication increased to 45% (up from 34% for 2Q19)

ANNOVERA



Annovera

- ANNOVERA net revenue totaled $400,000 for 3Q19
  - Strong initial commercial net revenue of ~$1,250 per unit with the potential for improvement[1]

[1] $1,250 assumes patients meeting the criteria of 1) commercially insured patient or 2) approved via a Medical Necessity Letter. Does not include cash pay sales.

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33 Amount ($) TXMD Company Milestone 1 Contractual Timing Tranche 1 $200M Closing of the facility Completed in April 2019 Tranche 2 $50M As amended, TPG Sixth Street Partners (“Sixth Street”) has sole and absolute discretion to make tranche available either contemporaneously with the delivery of the Company’s financial statements for June 30, 2020 fiscal quarter or at such earlier date as Sixth Street may consent to Delivery of financial statements for the fiscal quarter ending June 30, 2020 or at such earlier date as Sixth Street may consent to Tranche 3 $50M Achieving $11M in net revenues from IMVEXXY, BIJUVA and ANNOVERA for the fourth quarter of 2019 First Quarter of 2020 Audited financials required (Feb/Mar 2020) 1 TXMD Company Milestones are draw triggers for additional tranches of funding only and are not affirmative covenants that the company must otherwise meet. Ability to draw additional tranches is also subject to satisfaction (or waiver) of other custom ary conditions precedent. Non - Dilutive Term Loan Financing $200M accessed to date with up to additional $100M through specific milestones